Exhibit 32.2

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      AND PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of EarthNetMedia, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004, Felizian Paul hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     c.   the quarterly report fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     d. the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Felizian Paul
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Felizian Paul, Chairman of the Board of Directors and Chief Executive
Officer
(Principal Financial Officer)
May 13, 2005